UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 22, 2017

ANDINA ACQUISITION CORP. II

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-37628	47-5245051
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

250 West 57th Street, Suite 2223

New York, NY 10107
(Address of Principal Executive Offices) (Zip Code)

(646) 565-3861

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 7.01 Regulation FD Disclosure.

On November 22, 2017, Andina II Holdco Corp. (“Holdco”), a Delaware corporation and a wholly-owned subsidiary of Andina Acquisition Corp. II (“Andina”), filed a registration statement on Form S-4 (File No. 333-221723) (the “Registration Statement”) with the U.S. Securities and Exchange Commission (“SEC”) which includes a preliminary proxy statement of Andina, and constitutes a preliminary prospectus of Holdco.

The Registration Statement was filed in connection with the Agreement and Plan of Merger, dated as of October 27, 2017 (the “Merger Agreement”), among Andina, Holdco, Andina II Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Holdco (“Merger Sub”), Lazy Days’ R.V. Center, Inc., a Delaware corporation (“Lazydays”) and, solely for certain purposes set forth in the Merger Agreement, A. Lorne Weil, pursuant to which (a) Andina will merge with and into Holdco, with Holdco surviving and becoming a new public company and (b) Merger Sub will merge with and into Lazydays, with Lazydays surviving and becoming a direct wholly owned subsidiary of Holdco. The execution of the Merger Agreement by the parties thereto and a description of certain terms and conditions set forth in the Merger Agreement was previously disclosed by Andina in a Current Report on Form 8-K filed with the SEC on October 30, 2017. The consummation of the transactions contemplated by the Merger Agreement are subject to the approval of the shareholders of Andina and Lazydays and the satisfaction or waiver of other customary closing conditions.

The Registration Statement has not yet been declared effective by the SEC and shall remain subject to change until it is declared effective by the SEC. The Registration Statement is available on the SEC’s EDGAR system, and may be accessed at www.sec.gov.

Additional Information and Where to Find It

Holdco has filed with the SEC the Registration Statement, which includes a preliminary prospectus with respect to Holdco’s securities to be issued in connection with the proposed business combination between Andina and Lazydays (the “Business Combination”) and a preliminary proxy statement of Andina and an information statement of Lazydays in connection with the Business Combination. Andina plans to mail to its shareholders a definitive proxy statement/prospectus/information statement with respect to Holdco’s securities to be issued in connection with the Business Combination. SECURITY HOLDERS ARE URGED AND ADVISED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS/INFORMATION STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT ANDINA, HOLDCO, LAZYDAYS, THE BUSINESS COMBINATION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Registration Statement, and the definitive proxy statement/prospectus/information statement (when they become available) and other relevant materials and any other documents filed by Andina or Holdco with the SEC free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders will be able to obtain free copies of the Registration Statement by directing a request to: Andina Acquisition Corp. II, 250 West 57th Street, Suite 2223, New York, NY 10107.

Participants in the Solicitation

EarlyBirdCapital, Inc. (“EBC”), the managing underwriter of Andina’s initial public offering, is assisting Andina in connection with the proposed Business Combination, for which EBC will receive a fee. Craig-Hallum Capital Group LLC (“Craig-Hallum”) also is assisting Andina in connection with these efforts for which it will receive a fee. Andina, Holdco and their respective directors and executive officers, as well as EBC and Craig-Hallum, may be deemed to be participants in the solicitation of proxies from Andina’s shareholders in connection with the proposed Business Combination. Information about Andina’s directors and executive officers is set forth in Andina’s Annual Report on Form 10-K for the fiscal year ended November 30, 2016 and Quarterly Report on Form 10-Q for the period ended August 31, 2017. These documents are available free of charge as indicated above. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed Business Combination is included in the Registration Statement and will be contained in the definitive proxy statement/prospectus/information statement and other relevant materials to be filed with the SEC when they become available.

Disclaimer

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and applicable regulations in the United States.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 27, 2017	ANDINA ACQUISITION CORP. II

	By:	/s/ Julio A. Torres
	Name:	Julio A. Torres
	Title:	Chief Executive Officer